                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                      Date of Report: December 15, 1999
                      (Date of earliest event reported)

 Commission       Registrant; State of Incorporation;           I.R.S. Employer
File Number          Address; and Telephone Number            Identification No.

   1-3525    AMERICAN ELECTRIC POWER COMPANY, INC.                13-4922640
             (A New York Corporation)
             1 Riverside Plaza
             Columbus, Ohio 43215
             Telephone (614) 223-1000
  0-18135    AEP GENERATING COMPANY                               31-1033833
             (An Ohio Corporation)
             1 Riverside Plaza
             Columbus, Ohio 43215
             Telephone (614) 223-1000
   1-3457    APPALACHIAN POWER COMPANY                            54-0124790
             (A Virginia Corporation)
             40 Franklin Road, S.W.
             Roanoke, Virginia 24011
             Telephone (540) 985-2300
   1-2680    COLUMBUS SOUTHERN POWER COMPANY                      31-4154203
             (An Ohio Corporation)
             1 Riverside Plaza
             Columbus, Ohio 43215
             Telephone (614) 223-1000
   1-3570    INDIANA MICHIGAN POWER COMPANY                       35-0410455
             (An Indiana Corporation)
             One Summit Square
             P.O. Box 60
             Fort Wayne, Indiana 46801
             Telephone (219) 425-2111
   1-6858    KENTUCKY POWER COMPANY                               61-0247775
             (A Kentucky Corporation)
             1701 Central Avenue
             Ashland, Kentucky 41101
             Telephone (800) 572-1141
   1-6543    OHIO POWER COMPANY                                   31-4271000
             (An Ohio Corporation)
             301 Cleveland Avenue, S.W.
             Canton, Ohio 44702
             Telephone (330) 456-8173

      This combined Form 8-K is separately filed by American Electric Power Company, Inc. ("AEP"), AEP Generating Company ("AEGCo"), Appalachian Power Company ("APCo"), Columbus Southern Power Company ("CSPCo"), Indiana Michigan Power Company ("I&M"), Kentucky Power Company ("KEPCo"), and Ohio Power Company ("OPCo"). Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant, except that information relating to any of AEGCo, APCo, CSPCo, I&M, KEPCo or OPCo is also attributed to AEP.

Item 5.  Other Events.

      Reference is made to page A-13 of AEP's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999, for a discussion of the proposed merger of AEP with Central and South West Corporation ("CSW"). On December 15 and 16, 1999, the boards of directors of AEP and CSW, respectively, approved Amendment No. 1, dated as of December 31, 1999, to the Agreement and Plan of Merger ("Merger Agreement"), dated as of December 21, 1997, extending the termination date of the Merger Agreement from December 31, 1999 to June 30, 2000. This will allow additional time to satisfy the closing conditions contained in the Merger Agreement.

      A copy of the press release issued jointly by AEP and CSW, dated December 16, 1999, relating to the Merger Agreement extension, and Amendment No. 1, are attached as Exhibits 99 and 10 hereto, respectively.

Item 7.  Financial Statements and Exhibits.

      (a)     Not Applicable.
      (b)     Not Applicable.
      (c)     Exhibits.

      The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:

      Exhibit No.                             Description
           99 Press Release of American Electric Power Company, Inc. and Central and South West Corporation, dated December 16, 1999, announcing the extension of the termination date of the Merger Agreement.

           10 Amendment No. 1, dated as of December 31, 1999, to the Agreement and Plan of Merger, dated as of December 21, 1997, by and among American Electric Power Company, Inc., Augusta Acquisition Corporation and Central and South West Corporation.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              AMERICAN ELECTRIC POWER COMPANY, INC.
                              Registrant


                              By:  /s/ Armando A. Pena
                                    Armando A. Pena
                                    Treasurer of the Registrant


                              AEP GENERATING COMPANY
                              Registrant

                              APPALACHIAN POWER COMPANY
                              Registrant

                              COLUMBUS SOUTHERN POWER COMPANY
                              Registrant

                              INDIANA MICHIGAN POWER COMPANY
                              Registrant

                              KENTUCKY POWER COMPANY
                              Registrant

                              OHIO POWER COMPANY
                              Registrant



                              By:  /s/ Armando A. Pena
                                    Armando A. Pena
                                    Vice President, Treasurer and Chief
                                    Financial Officer of each Registrant

December 17, 1999

                                EXHIBIT INDEX

      Exhibit No.                             Description
           99 Press Release of American Electric Power Company, Inc. and Central and South West Corporation, dated December 16, 1999, announcing the extension of the termination date of the Merger Agreement.

           10 Amendment No. 1, dated as of December 31, 1999, to the Agreement and Plan of Merger, dated as of December 21, 1997, by and among American Electric Power Company, Inc., Augusta Acquisition Corporation and Central and South West Corporation.

                                                                    EXHIBIT 99

Contact for American Electric Power:        Contact for Central and South West:
Pat Hemlepp    614/223-1620                 Larry Jones    214/777-1276


FOR IMMEDIATE RELEASE:


                       AEP, CSW AMEND MERGER AGREEMENT
                 TO EXTEND TERM FOR AN ADDITIONAL SIX MONTHS

Columbus, Ohio, and Dallas, Dec. 16, 1999 -- American Electric Power (NYSE:
AEP) and Central and South West Corp. (NYSE: CSR) have mutually agreed to amend the agreement for the pending merger of the two companies to extend its term. This will allow additional time to satisfy the closing conditions contained in the agreement.

This amendment to the merger agreement, approved by the boards of directors of each company, requires that AEP and CSW gain final approvals before June 30, 2000. The original merger agreement listed a Dec. 31, 1999 deadline.

The merger has already received approval from state regulatory commissions in Arkansas, Louisiana, Oklahoma and Texas, the four states within CSW's service territory. In addition, the Nuclear Regulatory Commission has approved a license transfer application for the transfer of control of CSW subsidiary Central Power and Light's South Texas Nuclear Plant.

The merger requires additional approvals by the Federal Energy Regulatory Commission (FERC), the Securities and Exchange Commission (SEC) and clearance by the Department of Justice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The administrative law judge who presided over the FERC merger hearing filed an initial decision with the commission on Nov. 23 that found the AEP-CSW merger to be in the public interest. The FERC indicated it will act on the merger no later than February or March 2000.
The SEC review will follow the FERC's action.

Central and South West Corp. is a global, diversified public utility holding company based in Dallas. CSW owns four electric operating subsidiaries serving 1.7 million customers in Texas, Oklahoma, Louisiana and Arkansas; a regional electricity company in the United Kingdom; other international energy operations and non-utility subsidiaries involved in energy-related investments, telecommunications, energy efficiency and financial transactions.

AEP, a global energy company, is one of the United State' largest investor-owned utilities, providing energy to 3 million customers in Indiana, Kentucky, Michigan, Ohio, Tennessee, Virginia and West Virginia. AEP has holdings in the United States, the United Kingdom, China and Australia. Wholly owned subsidiaries provide power engineering, energy consulting and energy management services around the world. The company is based in Columbus, Ohio.
                                     ###

News releases and other information about AEP can be found on the World Wide Web at http://www.aep.com. News releases and other information about CSW can be found on the World Wide Web at http://www.csw.com.

                                                                    EXHIBIT 10
                               AMENDMENT No. 1
                                      TO
                         AGREEMENT AND PLAN OF MERGER

            This Amendment No. 1, dated as of December 31, 1999, amends the Agreement and Plan of Merger as of December 21, 1997 by and among American Electric Power Company, Inc., a New York corporation ("AEP"), Augusta Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of AEP ("Augusta"), and Central and South West Corporation, a Delaware corporation (the "Company"). All Orders necessary for the consummation of the Merger have not been obtained.

            The Board of Directors of the Company, the Board of Directors of AEP, and the Board of Directors of Augusta have determined that the Termination Date of December 31, 1999 provided in Paragraph 9.1(f) of the Merger Agreement should be extended upon the terms and conditions set forth herein.

            NOW  THEREFORE,   in   consideration  of  the  foregoing  and  the
respective agreements set forth in this Amendment No. l, the parties hereto agree as follows:

             1. Paragraph 9.1(f) of the Merger Agreement is hereby amended so that, as amended, it shall read in its entirety as follows.

                        "(f.) Termination Date By either AEP or the Company, by written notice to the other, if the Merger shall not have been consummated on or before June 30, 2000 ('Termination Date')."

              2.   The Merger  shall be  consummated  pursuant to Article 2 of the Merger Agreement provided that on or before the Effective Date all closing conditions set forth in the Merger Agreement shall be satisfied or, if permitted by the Merger Agreement, waived in a writing given subsequent to the date of this Amendment No. 1.

              3.   This  Amendment  No. 1 is not and shall not be deemed to be a waiver of any rights or a release of any obligations of any of the parties to the Merger Agreement whether based upon events, facts or conditions occurring or existing before or after the date hereof.

              4.   Capitalized  terms  shall  have  the same  meaning  in this
                  Amendment No. 1 as in the Merger Agreement.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 1 to be executed as of the date first written above by the respective duly authorized officers thereunto duly authorized.


AMERICAN ELECTRIC POWER COMPANY, INC.


By:____________________________________
   Name:
   Title:

AUGUSTA ACQUISITION CORPORATION


By:____________________________________
   Name:
   Title

CENTRAL AND SOUTH WEST CORPORATION

By:____________________________________
   Name:
   Title: